EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-30715.


/s/ ARTHUR ANDERSEN LLP
San Francisco, California
    March 30, 1999